Participants
☐ Chanda Hughes
 Coordinator, Investor Relations
☐ Abe Reichental
 President & Chief Executive Officer
☐ Damon Gregoire
 Vice President & Chief Financial Officer
☐ Bob Grace
 Vice President & General Counsel

Welcome Webcast Viewers
☐ To listen to the conference via phone and to ask
 questions during our Q&A session, please dial:
 ■ 1-888-336-3485 in the United States
 ■ 1-706-634-0653 from outside the United States
 ■ Confirmation Code: 95902470

4
Forward-Looking Statements

Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms “believes,” “belief,” “estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business. Forward-
looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings “Forward-Looking Statements,” “Cautionary
Statements and Risk Factors,” and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

Operating Results

☐ 1Q 2009 represented a challenging economic environment as market conditions deteriorated significantly from levels observed in the fourth quarter of last year.
☐ The unprecedented global slowdown that we experienced during the first quarter of 2009 adversely impacted revenue from all parts of our business worldwide, as our customers halted their capital spending and curtailed their operating expenses.
☐ Sales of our Direct Rapid Manufacturing Systems and Materials declined as our Automotive, Aerospace and Consumer Electronics users and their first-
 tier service providers deferred capital investments.
☐ European operations were the most heavily affected and declined by 36%.
☐ 3-D Printer sales were up 57% over the comparable 2008 quarter.
Factors Shaping 1Q09 Results: Revenue
For more details please read our First-Quarter 2009 Earnings
Release and Form 10-Q.

We believe the cost control measures that we have implemented thus far strengthen our operations and provide us with the
resources required to weather this downturn, while leaving us better positioned for the economic recovery ahead.
Factors Shaping 1Q09 Results: Gross Profit & Cash
☐ Gross profit margin:
 ■ Gross profit margin increased to 44%, up almost 400 basis points year-over-year, reflecting success of various gross profit margin improvement initiatives.
☐ Cash improvements:
 ■ Improved cash position to over $23.4 million:
 ☐ Conserved cash by reducing cost of sales and our operating expenses,
 ☐ Continued focus on cash management, and
 ☐ Generated $1.7 million of operating cash.

☐ Integrated materials’ sales grew by 17% over the first-quarter 2008, notwithstanding the decline in total materials’ sales
☐ The decline in our overall materials’ revenue was driven by recessionary conditions that adversely impacted our automotive, aerospace and consumer electronics customers and their first-tier service providers
Our business model is built around significant recurring revenue components that have begun to generate improved contribution margins.
Integrated Materials Update
($ Millions )
2009
2008
Q1 to Q1
Q1
Q1
Integrated Materials
3.7
$

3.2
$

17%
Total Materials' Sales
10.6
$

14.9
$

(29%)
Integrated Materials % of Total Materials' Sales
35%
22%

Financial Review

First-Quarter 2009 Operating Results
($ Millions except per share amounts)
Operating Results	First Quarter		% Change
	2009	2008	Favorable (Unfavorable)
Revenue	$24.0	$31.8	(24%)
Gross Profit	$10.5	$12.7	(17%)
% of Revenue	44%	40%
Operating Expenses	$12.1	$16.7	27%
% of Revenue	50%	52%
Net Loss	($2.1)	($3.7)	44%
Depreciation & Amortization	$1.6	$1.4	(19%)
% of Revenue	7%	4%
Fully Diluted Loss Per Share	($0.09)	($0.17)	47%

First-Quarter 2009 Revenue Mix By Category and Region
2009
2008
2009
2008
20%
44%
36%
$24.0
38%
49%
13%
$31.8
45%
41%
14%
$24.0
$31.8
28%
25%
47%

First-Quarter 2009 Gross Profit Margin
($ Millions)
*NM = Not Meaningful
*Columns may not add due to rounding
☐ Items favorably affecting gross profit margin in 1Q09:
 ■ Supply chain efficiencies
 ■ Movement of certain third-party logistics activities in-house
 ■ Sale of system upgrades and a reduction in field service costs
☐ Partially offset by lower overhead absorption on lower revenue
$ Millions
% Revenue
$ Millions
% Revenue
Yr-Yr%
Products
0.9
$

18%
0.01
$

0.1%
NM
Materials
6.7
$

63%
10.3
$

69%
(35%)
Services
2.9
$

34%
2.4
$

26%
23%
TOTAL
10.5
$

44%
12.7
$

40%
(17%)
2009
2008

*Columns may not add due to rounding
Expect 2009 SG&A to be in the range of $35-38 million and R&D in the range of $10-12 million.
2009
2008
Yr-Yr %
Favorable
(Unfavorable)
SG&A
9.2
$

13.1
$

30%
Reductions:
 Bonus & Incentive Comp - $1.3
 Audit Committee Investigation - $0.6
 Accounting Fees - $0.5
 Consultants & Contractors - $0.4
 Occupancy Costs - $0.3
 Travel & Discretionary Costs - $0.3
 Sales Commissions - $0.2
 Advertising Expenses - $0.1
Increase:
 Allowance for Bad Debt - ($0.3)
R&D
2.9
$

3.6
$

19%
Total Operating Costs
12.1
$

16.7
$

27%
First-Quarter 2009 Operating Expenses
($ Millions)

Days Inventory On Hand
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Working Capital Management
64
68
63
65
63
70
66
68
131
100
93
132
90
121
102
100

Inventory
($000’s)
We are continuing to focus on managing additional inventory reductions.
☐ Inventory decrease from the fourth-quarter 2008 resulted from:
 ■ $1.0 million decrease in finished goods inventory
 ☐ Reduced materials inventory
 ☐ Reduced spare parts inventory
Inventory as of 12/31/08
21,018
$

1Q 2009 Decrease
(1,123)
$

Inventory at 3/31/09
19,895
$

First-Quarter 2009 Unrestricted Cash
☐ During 1Q09, unrestricted cash increased $1.3 million due to improved cash management inventory reduction and cost reductions
☐ $1.7 million cash from operating activities
☐ Industrial development bonds were retired in January of 2009 using $3.1 million of previously restricted cash
 ■ No other debt except for capital leases
Expect our capital expenditures for 2009 to be in the range of $1-3 million.
Cash as of 12/31/08
22,164
$

1Q 2009 Increase
1,253
$

Cash at 3/31/09
23,417
$

Progress Report

Looking Ahead: Revenue Outlook
☐ Based on current economic conditions, we expect the remainder of 2009 to be extremely challenging. It is possible that we may experience continued sales softness during this unprecedented global recession.
☐ We anticipate slower integrated materials’ revenue growth for the remainder of
 2009.
☐ Softness in key industries that we serve such as automotive, aerospace and consumer electronics may result in a continued decline of revenue from our
 Direct Rapid Manufacturing Systems during the next several quarters.
☐ Customer solvency issues may result in reduced recurring revenue as we balance potential collection risks against revenue opportunities.
☐ Service revenue growth and profitability may benefit from increased sales of
 iPro™ and sPro™ conversion kits and sales of additional service agreements as more customers seek to prolong the useful life of their aging systems in an effort to conserve cash.
☐ 3-D Printer and Dental sales expected to continue to contribute favorably to revenue growth.

Looking Ahead: Revenue Outlook
☐ We expect sales of our New Direct Rapid Manufacturing Systems to help compress an elongated capital spending cycle:
 ■ Aided by previously announced availability of the iPro™ XL and sPro™ Centers in March of this year
☐ We anticipate continued growth of Dental Manufacturing Solutions during 2009 aided by:
 ■ Our commercial initiatives with 3M, Sirona and SensAble
 ■ Our new partnership with Dreve ProDiMed GmbH to develop, market and sell turnkey Dental
 Manufacturing Solutions
 ■ Additional commercial alliances with other significant dental players
 ■ Formation of a dedicated business development unit to accelerate penetration into this vertical marketplace
☐ We believe that sales of our new lineup of 3-D Printers will continue to grow as a result of:
 ■ Our two new RealWax™ Printers gaining traction in the marketplace
 ■ Continued expansion of our reseller network
 ■ Previously announced plans to launch a larger-frame 3-D Printer, the ProJet™ 5000, during the third quarter of this year
 ■ Previously announced plans to commence commercial shipments of V-Flash® modelers, our sub-$10,000 Desktop 3-D Modeler, during the second quarter of this year

Looking Ahead: SG&A and R&D Outlook
☐ We expect SG&A to be in the range of $35-38 million for full-
 year 2009
 ■ Inclusive of our anticipated higher litigation expenses for 2009
☐ We expect R&D spending to be in the range of $10-12 million without impairing our pace and rate of planned new product
 introductions
☐ Should it become necessary as a result of further deterioration of the global economic conditions, we will take further actions to reduce operating expenses and conserve cash

We remain committed to our long-term growth objectives
and are confident in our ability to provide value to our customers and stockholders.
Bottom Line
☐ We remain committed to our long-term goal of improving our customers’
 bottom line through economical Direct Rapid Prototyping (DRP) and Direct
 Rapid Manufacturing (DRM) Solutions that help our customers reduce costs and accelerate their new products to market.
☐ Although we are feeling the impact of an unprecedented slowdown in manufacturing worldwide, we believe that our financial position and debt-
 free balance sheet are adequate to enable us to execute our future plans.
☐ Even with the current elongated capital spending cycle, our new lineup of
 3-D Printers and Direct Rapid Manufacturing Centers and materials should help drive demand for our products during this uncertain economic period.
☐ Our business model is built around significant recurring revenue components that are beginning to generate improved contribution margins.

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 • Confirmation Code: 95902470
Question and Answer Session

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Systems Investor Relations
Web site,
www.3dsystems.com/ir.
Thank You For Participating